UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2018 (March 29, 2018)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 1, 2018, CĪON Investment Corporation (“CĪON”) entered into an administration agreement (the “Administration Agreement”) with CION Investment Management, LLC (“CIM”), CĪON’s investment adviser, for the purpose of replacing ICON Capital, LLC (“ICON Capital”) with CIM as CĪON’s administrator pursuant to the terms of the Administration Agreement. The Administration Agreement was entered into with CIM as part of the new and ongoing relationship among CĪON, CIM and Apollo Investment Management, L.P., as previously disclosed by CĪON. No other material terms of the administration agreement with ICON Capital were amended in connection with the Administration Agreement.

The foregoing description of the Administration Agreement, as set forth in this Item 1.01, is a summary only and is qualified in all respects by the provisions of the Administration Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

The board of directors (the “Board”) of CĪON has delegated to CĪON's executive officers the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which will be ratified by the Board on a quarterly basis.

On March 29, 2018, CĪON's co-chief executive officers declared regular weekly cash distributions of $0.014067 per share for April 2018 through June 2018. Each distribution will be paid monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount Per Share
April 3, 2018	April 25, 2018	$0.014067
April 10, 2018	April 25, 2018	$0.014067
April 17, 2018	April 25, 2018	$0.014067
April 24, 2018	April 25, 2018	$0.014067
May 1, 2018	May 30, 2018	$0.014067
May 8, 2018	May 30, 2018	$0.014067
May 15, 2018	May 30, 2018	$0.014067
May 22, 2018	May 30, 2018	$0.014067
May 29, 2018	May 30, 2018	$0.014067
June 5, 2018	June 27, 2018	$0.014067
June 12, 2018	June 27, 2018	$0.014067
June 19, 2018	June 27, 2018	$0.014067
June 26, 2018	June 27, 2018	$0.014067

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Administration Agreement, dated as of April 1, 2018, by and between CĪON Investment Corporation and CION Investment Management, LLC.
99.1	Press Release dated April 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date: April 3, 2018	By:	/s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
10.1	Administration Agreement, dated as of April 1, 2018, by and between CĪON Investment Corporation and CION Investment Management, LLC.
99.1	Press Release dated April 3, 2018.